UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 11th Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)

+1 (202) 741-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On June 24, 2024, Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”). Capitalized terms used herein but not defined shall have the meanings assigned to them in the Business Combination Agreement.

The Business Combination

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”):

(i) on the date of the closing of the Business Combination (the “Closing Date”) and immediately prior to the First Effective Time (as defined below), Nidar will effect a share split of each ordinary share of Nidar (each such ordinary share, a “Nidar Ordinary Share”), into such number of Nidar Ordinary Shares, calculated in accordance with the Business Combination Agreement, such that each Nidar Ordinary Share will have, after giving effect to such share split, a value equal to the per share amount payable in respect of each Class A ordinary share, par value $0.0001 per share, of Cartica (each, a “Cartica Class A Share”) held by shareholders of Cartica who have validly exercised their redemption right in connection with the extraordinary general meeting of Cartica’s shareholders to approve the Mergers (as defined below) and the related transactions (the “Extraordinary General Meeting”);

(ii) at the closing of the Business Combination (the “Closing”), upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the Companies Act (as amended) of the Cayman Islands (the “Cayman Companies Law”), Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger as a direct, wholly owned subsidiary of Nidar (Cartica as the surviving entity of the First Merger, the “Surviving Entity”) and the shareholders of Cartica becoming shareholders of Nidar;

(iii) immediately following the consummation of the First Merger and as part of the same overall transaction, upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the Cayman Companies Law, the Surviving Entity will merge with and into Nidar (such merger, the “Second Merger” and together with the First Merger, the “Mergers”), with Nidar (such company, as the surviving entity of the Second Merger, the “Surviving Company”) surviving the Second Merger; and

(iv) pursuant to the Business Combination Agreement, among other things,

(a) immediately prior to the effective time of the First Merger (the “First Effective Time”), the Cartica Class A Shares and the public warrants to purchase Cartica Class A Shares (each, a “Cartica Public Warrant”), comprising each issued and outstanding unit of Cartica sold in Cartica’s initial public offering (the “IPO”), each consisting of one (1) Cartica Class A Share and one-half (1/2) of one (1) Cartica Public Warrant (the “Cartica Units”), will be, to the extent not previously separated, automatically separated (the “Unit Separation”) in accordance with the terms of the Cartica Units, and the holder thereof will thereafter hold one (1) Cartica Class A Share and one-half (1/2) of one (1) Cartica Public Warrant; provided, that no fractional Cartica Public Warrants will be issued in connection with the Unit Separation such that if a holder of such Cartica Units would be entitled to receive a fractional Cartica Public Warrant upon the Unit Separation, the number of Cartica Public Warrants to be issued to such holder upon the Unit Separation will be rounded down to the nearest whole number of Cartica Public Warrants;

(b) at the First Effective Time, each Cartica Class A Share and Class B ordinary share, par value $0.0001 per share, of Cartica (together with the Cartica Class A Shares, the “Cartica Shares”) that is issued and outstanding as of immediately prior to the First Effective Time will automatically be converted into the right to receive one (1) Nidar Ordinary Share (the “Merger Consideration”) and, after giving effect to such automatic conversion, at the First Effective Time and as a result of the First Merger, each Cartica Share will no longer be outstanding and will automatically be cancelled by virtue of the First Merger;

(c) at the First Effective Time, each Cartica Public Warrant and each Cartica warrant sold in a private placement effected at the time of the IPO (together with the Cartica Public Warrants, the “Cartica Warrants”) will be converted into the right to receive a corresponding warrant to purchase Nidar Ordinary Shares (the “Nidar Warrants”);

(d) at the First Effective Time, each Cartica Class A Share that is held by shareholders of Cartica who have validly exercised their redemption right in connection with the Extraordinary General Meeting, issued and outstanding as of immediately prior to the First Effective Time will automatically be cancelled and will thereafter represent only the right of the holder thereof to be paid a pro rata share of the aggregate amount payable with respect to all Cartica redemptions related to the Extraordinary General Meeting; and

(e) at the First Effective Time, each Cartica Share issued and outstanding as of immediately prior to the First Effective Time held by shareholders of Cartica who have validly exercised their right to dissent to the First Merger (the “Dissenting Shares”) will be automatically cancelled and will thereafter represent only the right of the holder thereof to be paid the fair value of such Dissenting Shares and such other rights as are granted by the Cayman Companies Law.

The board of directors of Cartica has (i) determined the Business Combination Agreement to be in the best interests of Cartica and its shareholders, (ii) approved the Business Combination Agreement and the documents and transactions contemplated thereby, and (iii) recommended the approval by Cartica’s shareholders of the Business Combination Agreement and the transactions contemplated thereby. The board of directors of Nidar has (i) determined the Business Combination Agreement to be in the best interests of Nidar and its shareholders, (ii) approved the Business Combination Agreement and the documents and transactions contemplated thereby, and (iii) recommended the approval by Nidar’s shareholders of the Business Combination Agreement and the transactions contemplated thereby.

Conditions to Closing

The closing of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) the absence of any law or governmental order by any governmental authority of competent jurisdiction enjoining, prohibiting, preventing or making illegal the consummation of the transactions contemplated by the Business Combination; (ii) approval of the Business Combination and related agreements and transactions by the Cartica shareholders; (iii) receipt of approval for listing of the Nidar Ordinary Shares that constitute the Merger Consideration, the Nidar Ordinary Shares issuable upon exercise of the Nidar Warrants and the Nidar Warrants on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market (collectively, “Nasdaq”) or the NYSE American, as chosen by Cartica in its reasonable discretion and after consultation with Nidar (the “Stock Exchange”); (iv) effectiveness of the registration statement on Form F-4 filed with the SEC by Nidar (the “Registration Statement”); (v) completion of the Recapitalization (as defined in the Business Combination Agreement); (vi) the absence of a Material Adverse Effect (as defined in the Business Combination Agreement) or SPAC Impairment Effect (as defined below); (vii) material compliance by each of Cartica and Nidar with its respective pre-Closing covenants and agreements; (viii) confirmation that Nidar’s net indebtedness is equal to or less than $1,325,000,000 as of the Closing Date; (ix) the funds contained in Cartica’s trust account (after giving effect to redemptions by Cartica’s public shareholders in connection with the Business Combination), together with the aggregate amount of proceeds from any PIPE Transaction (as defined below) equaling or exceeding the SPAC Transaction Expenses (as defined in the Business Combination Agreement); and (x) customary bringdown of the representations, warranties and covenants of the parties therein. Pursuant to the Business Combination Agreement, a “SPAC Impairment Effect” with respect to Cartica means an effect, development, circumstance, fact, change or event that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business or financial condition of Cartica, (b) the ability of Cartica to consummate the Business Combination or (c) the ability of Cartica to remain listed as a public company on, and for Cartica Class A Shares and Cartica Public Warrants to be listed on, Nasdaq.

Covenants

The Business Combination Agreement contains certain customary covenants, including, among others, those providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, subject to certain exceptions; (ii) each party to provide to the other party, subject to certain restrictions and conditions, reasonable access to such party’s books, records and personnel during the period prior to the Closing; (iii) Nidar to deliver to Cartica certain specified financial statements of Nidar and each of its subsidiaries; (iv) the parties to take certain actions with respect to exculpation, indemnification and advancement of expenses in favor of Cartica’s current and former directors and officers; (v) Nidar to approve and adopt, prior to the Closing Date, the Incentive Equity Plan (as defined in the Business Combination Agreement); (vi) Cartica to keep current and timely file all Securities and Exchange Commission (the “SEC”) reports and use reasonable best efforts to ensure Cartica remains listed as a public company on Nasdaq; (vii) the parties to use reasonable best efforts to obtain necessary consents from governmental entities and third parties; (viii) Cartica and Nidar to jointly prepare, and Nidar to file, a proxy statement/prospectus on Form F-4 and take certain other actions to obtain the requisite approval of Cartica shareholders of certain proposals regarding the Business Combination; (ix) the parties to not solicit or negotiate with third parties regarding alternative transactions during the period prior to the Closing Date; and (x) the parties to use commercially reasonable efforts to take all actions necessary, proper and advisable to obtain commitments from third parties to make private investments in public equity in the form of Nidar Ordinary Shares at the Closing (the “PIPE Transaction”).

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by Cartica and Nidar. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing. Cartica and Nidar have agreed, among other things, to operate their respective businesses in the ordinary course of business consistent with past practices, subject to certain exceptions listed in the Business Combination Agreement, during the period between the execution date of the Business Combination Agreement and the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing: (i) by mutual written consent of Cartica and Nidar; (ii) by either Cartica or Nidar, if there is in effect any law or an order or decree issued by a governmental entity, in any case having the effect of permanently restraining, enjoining, making illegal or otherwise prohibiting the consummation of the Mergers; (iii) by either Cartica or Nidar, if the Second Merger has not been consummated prior to July 7, 2025; (iv) by either Cartica or Nidar, if certain approvals of Cartica’s shareholders, to the extent required under the Business Combination Agreement, are not obtained as set forth therein; (v) by Cartica, if Nidar has breached any of its covenants or representations and warranties in any material respect and has not cured such breach within the time periods provided for in the Business Combination Agreement; (vi) by Cartica, if there has been a Material Adverse Effect that is continuing and has not been cured within the time periods provided for in the Business Combination Agreement; (vii) by Cartica, if any Nidar shareholder revokes, or seeks to revoke, the unanimous written consent by all Nidar shareholders approving the Company Transaction Proposals (as defined in the Business Combination Agreement); (viii) by Nidar, if Cartica has breached any of its covenants or representations and warranties in any material respect and has not cured such breach within the time periods provided for in the Business Combination Agreement; or (ix) by Nidar, if there has been a SPAC Impairment Effect that is continuing and has not been cured within the time periods provided for in the Business Combination Agreement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Business Combination Agreement or other specific dates. The Business Combination Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about Cartica, Nidar or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Cartica’s and Nidar’s public disclosures.

Certain Related Agreements

Sponsor Lock-Up and Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Sponsor, Cartica and Nidar entered into a Lock-Up and Support Agreement (the “Sponsor Lock-Up and Support Agreement”), pursuant to which the Sponsor agreed to, among other things, (i) attend any Cartica shareholder meeting to establish a quorum for the purpose of approving the Cartica transaction proposals; (ii) vote its Cartica Shares in favor of the Cartica transaction proposals, including the approval of the Business Combination Agreement and the transactions contemplated thereby; and (iii) vote all Cartica Shares against (A) other than in connection with the Transactions (as defined in the Business Combination Agreement), any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Cartica or any public offering of any shares of Cartica or, in case of a public offering only, a newly-formed holding company of Cartica, (B) any SPAC Alternative Transaction Proposal, and (C) any amendment of the organizational documents of Cartica or other proposal or transaction involving Cartica, which, in each of cases (A) and (C) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Cartica of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement (as defined in the Business Combination Agreement), the Mergers or any other Transaction or change in any manner the voting rights of any class of Cartica’s share capital.

Pursuant to the Sponsor Lock-Up and Support Agreement, the Sponsor also agreed (i) not to transfer any Nidar Ordinary Shares issued to the Sponsor as Merger Consideration (such Nidar Ordinary Shares, the “Sponsor Locked-Up Shares”) for a period of one (1) year from and after the Closing Date, subject to the exceptions set forth in the Sponsor Lock-Up and Support Agreement, and (ii) that, after the Closing, seventy-five percent (75%) of the Sponsor Locked-Up Shares shall become unvested and subject to forfeiture, only to be vested again if certain Nidar financing and price milestones described more fully in the Sponsor Lock-Up and Support Agreement are achieved, subject to the terms and conditions contemplated by the Sponsor Lock-Up and Support Agreement.

The foregoing description of the Sponsor Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Sponsor Lock-Up and Support Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Nidar Shareholder Lock-Up and Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Nidar, Cartica and the Nidar shareholders entered into a Lock-Up and Support Agreement (the “Nidar Shareholder Lock-Up and Support Agreement”), pursuant to which the Nidar shareholders agreed to, among other things, (i) attend any Nidar shareholder meeting to establish a quorum; and (ii) vote Pre-Split Shares (as defined in the Business Combination Agreement) held or acquired by such Nidar shareholder against (A) other than in connection with the Transactions, any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Mergers), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Nidar or any public offering of any equity securities of Nidar, any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of Nidar or such material subsidiaries, (B) any Alternative Transaction Proposal, (C) any amendment of the organizational documents of Nidar or other proposal or transaction involving Nidar or any of its subsidiaries and (D) any proposal or effort to revoke (in whole or in part) any approval set forth in the written resolution pursuant to which the Nidar shareholders, among other things, approved the Business Combination, which, in each of cases (A) and (C) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Nidar of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement, the Mergers or any other Transaction or change in any manner the voting rights of any class of Nidar’s share capital. In addition, subject to the terms and conditions contemplated by the Nidar Shareholder Lock-Up and Support Agreement, the Nidar shareholders also agreed to not revoke (in whole or in part), or seek to revoke (in whole or in part), the written resolution pursuant to which the Nidar shareholders, among other things, approved the Business Combination without the prior written consent of Cartica. The approvals, agreements and consents described above are subject to certain additional conditions.

Pursuant to the Nidar Shareholder Lock-Up and Support Agreement, each Nidar shareholder also agreed not to transfer any Nidar Ordinary Shares held by such Nidar shareholder immediately after the Closing, for a period of one (1) year from and after the Closing Date, subject to the exceptions set forth in the Nidar Shareholder Lock-Up and Support Agreement.

The foregoing description of the Nidar Shareholder Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Nidar Shareholder Lock-Up and Support Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, the Surviving Company, the Sponsor, certain other shareholders of Cartica and a shareholder of Nidar will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Nidar will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain Nidar Ordinary Shares (including Nidar Ordinary Shares issuable, following the Business Combination, upon the exercise of Nidar Warrants issued upon the conversion of the warrants sold by Cartica in a private placement effected at the time of Cartica’s initial public offering (the “Cartica Private Placement Warrants”)), the Nidar Warrants issued upon the conversion of the Cartica Private Placement Warrants and other equity securities of Nidar that are held by parties thereto from time to time. In certain circumstances, various parties to the Registration Rights Agreement will also be entitled customary demand and/or piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement. In addition, the Registration Rights Agreement provides that Nidar will pay certain expenses relating to such registrations and indemnify the security holders against certain liabilities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is attached as Exhibit E of the Business Combination Agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.

Warrant Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, Nidar, Cartica and Continental Stock Transfer & Trust Company will enter into an amended and restated warrant agreement (the “Amended and Restated Warrant Agreement”), pursuant to which, among other things, (i) Cartica will assign Nidar all of its rights, interests and obligations in and under the Amended and Restated Warrant Agreement and (ii) each Cartica Warrant that is issued and outstanding as of immediately prior to the First Effective Time will be converted automatically into the right to receive a corresponding Nidar Warrant.

The foregoing description of the Amended and Restated Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Warrant Agreement, a form of which is attached as Exhibit H of the Business Combination Agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 24, 2024, Cartica and Nidar issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is an investor presentation, which provides an overview of Nidar and certain information regarding the Business Combination.

In accordance with General Instructions B.2 and B.6 of Form 8-K, Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing made by the Company or Nidar under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination Agreement and certain agreements entered into in connection therewith. The forward-looking statements contained in this Current Report on Form 8-K reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar, the Surviving Company or others following the announcement of the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the PIPE Transaction in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet Stock Exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Surviving Company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the section entitled “Risk Factors” in Cartica’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024 and in other reports Cartica files with the SEC. If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

Additional Information and Where to Find It

In connection with the Business Combination, Cartica and Nidar intend to prepare, and Nidar intends to file, a Registration Statement containing a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the vote by Cartica’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. When available, Cartica will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of a record date to be established for voting on the Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination. Investors and security holders are urged to read, when available, the preliminary proxy statement/prospectus in connection with Cartica’s solicitation of proxies for its Extraordinary General Meeting to be held to approve the Business Combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination.

Copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by Cartica or Nidar with the SEC may be obtained, once available, free of charge at the SEC’s website at www.sec.gov.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cartica or Nidar through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Cartica and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination will be in the Registration Statement, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Cartica’s directors and officers in Cartica’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of Cartica for the Business Combination. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

Nidar and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Cartica in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*†	Agreement and Plan of Merger, dated as of June 24, 2024, by and among Nidar Infrastructure Limited, Yotta Data and Cloud Limited and Cartica Acquisition Corp.

10.1†	Lock-Up and Support Agreement, dated as of June 24, 2024, by and among Cartica Acquisition Partners, LLC, Cartica Acquisition Corp and Nidar Infrastructure Limited.

10.2†	Lock-Up and Support Agreement, dated as of June 24, 2024, by and among Cartica Acquisition Corp, Nidar Infrastructure Limited and the shareholders of Nidar Infrastructure Limited.

99.1	Joint Press Release, dated June 24, 2024.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the SEC upon its request.
†	Certain schedules and exhibits to this Exhibit, marked by brackets, have been omitted pursuant to Item 601(b)(10) of Regulation S-K because the omitted information is not material and is the type that the Company treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: June 24, 2024	By:	/s/ Brian Coad
	Name:	Brian Coad
	Title:	Chief Operating Officer and Chief Financial Officer